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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 26, 1999 relating to the financial statements, which appears in Odwalla, Inc.'s Annual Report on Form 10-K for the fiscal year ended August 28, 1999.


PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
San Francisco, California
July 21, 2000



                                       8.